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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2004
                                                           -------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


         New York                   333-106428                 13-3840732
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      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


                 300 Tice Boulevard
                 Woodcliff Lake, NJ                              07675
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      (Address of principal executive offices)                 Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Company's Series 2004-2 Chase Funding Mortgage Loan Asset-Backed Certificates.

ITEM 7.  Financial Statements and Exhibits


         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------------                -----------

(99.1)                           Legal opinion











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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CHASE FUNDING, INC.

Date:    June 29, 2004
                                                  By:    /s/ Michael P. Crilley
                                                         ----------------------
                                                  Name:  Michael P. Crilley
                                                  Title: Vice President












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                                INDEX TO EXHIBITS

Exhibit No.                  Description                                 Page
-----------                  -----------                                 ----

(99.1)                       Legal Opinion                               6














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